Supplement to the
Fidelity® Variable
Insurance Products Service Class 2
April 30, 2002
Prospectus

The following information supplements the information found in the "Fund Summary" section on page 14.

Russell Midcap Growth Index is a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. domiciled companies.

The following information supplements the information found under the heading "Shareholder Notice" in the "Fund Basics" section on page 24.

VIP Equity-Income Portfolio normally invests at least 80% of its assets in equity securities.

The following information replaces the similar information found under the heading "Buying and Selling Shares" in the "Shareholder Information" section on page 25.

A fund may reject or cancel any purchase orders for any reason.

For example, the funds do not permit market timing because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, from market timers or investors that, in FMR's opinion, may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

VIP2NIM5-02-02 May 22, 2002
1.760096.105